Convertible Debt	6 Months Ended
Jun. 30, 2024
Convertible Debt
Convertible Debt

NOTE 12 – Convertible Debt

Convertible debt as of June 30, 2024 consisted of the following (in thousands):

Principal amount	$2,625
Less: Unamortized original issue discount	122
Unamortized debt issuance cost	20
2,483
Add: Accrued interest payable	10
$2,493

On May 22, 2024, the Company entered into a Securities Purchase Agreement pursuant to which the Company issued an unsecured convertible Pre-Paid Purchase to Streeterville Capital, LLC (“Lender”). The convertible Pre-Paid Purchase has the original principal amount of $2,650 thousand and Lender gave consideration of $2,480 thousand, reflecting original issue discount of $125 thousand and Lender’s transaction cost of $20 thousand.

The convertible Pre-Paid Purchase accrues interest on the outstanding balance at 5% per annum. The Lender may redeem all or any part of the outstanding balance of the convertible Pre-Paid Purchase, at any time following earlier of six months from the purchase price date and the effectiveness of the Initial Registration Statement by providing a written notice, in cash or converting into shares of the Company’s common stock at a price equal to the lower of (a) Fixed Price of $3.996 and (b) Market Price which is 91% multiplied by the lowest daily volume weighted average price (“VWAP”) during the ten (10) consecutive trading days immediately prior to the written notice date, but in any event not lower than the Floor Price of $0.666, subject to certain adjustments and ownership limitations specified in the convertible Pre-Paid Purchase.

On June 3, 2024, the Company received the net proceeds from the Lender. For the three months ended June 30, 2024, amortization of debt discount and transaction cost of approximately $4 thousand was recorded on the condensed consolidated statements of operations.

During the period ended June 30, 2024, the Company has issued no shares related to the convertible Pre-Paid Purchase.